SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 19, 2007

Intelsat, Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda	000-50262	98-0346003
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Wellesley House North, 2nd Floor, 90 Pitts Bay Road, Pembroke, Bermuda	HM 08
(Address of Principal Executive Offices)	(Zip Code)

(441) 294-1650

Registrant’s telephone number, including area code

n/a

(Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 19, 2007, Intelsat Subsidiary Holding Company, Ltd. (the “Borrower”) entered into an Amendment No. 1 (“Amendment No. 1”) and an Amendment No. 2 (“Amendment No. 2”) to its Credit Agreement (the “Credit Agreement”), dated as of July 3, 2006, by and among the Borrower, Intelsat Intermediate Holding Company, Ltd., the several lenders from time to time party thereto, Citicorp USA, Inc., as administrative agent, Credit Suisse, Cayman Islands Branch, as syndication agent, and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC and Lehman Brothers Inc., as joint lead arrangers and joint bookrunners. Amendment No. 2 amended and modified the Credit Agreement to reduce the Term Loan B facility interest rate from a range of LIBOR plus 2.00% to LIBOR plus 2.25% to a range of LIBOR plus 1.75% to LIBOR plus 2.00%. Amendment No. 1 and Amendment No. 2 are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amendment No. 1 to Credit Agreement, dated as of January 19, 2007, among Intelsat Intermediate Holding Company, Ltd., Intelsat Subsidiary Holding Company, Ltd. and Citicorp USA Inc., as administrative agent and as agent for the secured parties.

10.2	Amendment No. 2 to Credit Agreement, dated as of January 19, 2007, among Intelsat Intermediate Holding Company, Ltd., Intelsat Subsidiary Holding Company, Ltd., Citicorp USA Inc., as administrative agent and as agent for the secured parties, Credit Suisse, Cayman Islands Branch, as syndication agent and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC and Lehman Brothers Inc., as joint lead arrangers and joint bookrunners.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2007

INTELSAT, LTD.

By:	/s/ Jeffrey Freimark
Name:	Jeffrey Freimark
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 1 to Credit Agreement, dated as of January 19, 2007, among Intelsat Intermediate Holding Company, Ltd., Intelsat Subsidiary Holding Company, Ltd. and Citicorp USA Inc., as administrative agent and as agent for the secured parties.

10.2	Amendment No. 2 to Credit Agreement, dated as of January 19, 2007, among Intelsat Intermediate Holding Company, Ltd., Intelsat Subsidiary Holding Company, Ltd., Citicorp USA Inc., as administrative agent and as agent for the secured parties, Credit Suisse, Cayman Islands Branch, as syndication agent and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC and Lehman Brothers Inc., as joint lead arrangers and joint bookrunners.